SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 20, 2005

MERCURY AIR GROUP, INC.

(Exact name of Registrant as specified in Charter)

DELAWARE	001-07134	11-800515

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5456 McConnell Avenue, Los Angeles, CA 90066
(Address of Principal Executive Offices/Zip Code)

Registrant’s telephone number, including area code: (310) 827-2737

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On December 9, 2004, Kent Rosenthal was appointed by the Registrant as the Registrant’s Chief Financial Officer. On April 20, 2005, the Registrant entered into an employment agreement with Mr. Rosenthal effective December 13, 2004. Pursuant to the terms of the employment agreement, Mr. Rosenthal will be employed until December 12, 2006 at an annual salary of $185,000. In addition, Mr. Rosenthal received a signing bonus in the amount of $40,000 upon commencement of his employment. Reference is made to the Employment Agreement entered into between the Company and Mr. Rosenthal, dated April 20, 2005, attached hereto as Exhibit 10.1, for a complete description of the terms of Mr. Rosenthal’s employment.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable

(c)	Exhibits

     The exhibit listed below is being furnished pursuant to Item 9.01.

10.1	Employment Agreement, dated April 20, 2005, between the Registrant and Kent Rosenthal.

SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 20, 2005	MERCURY AIR GROUP, INC.
	By:	/s/ Joseph A. Czyzyk
Joseph A. Czyzyk
Chief Executive Officer

EXHIBIT INDEX

10.1	Employment Agreement, dated April 20, 2005, between the Registrant and Kent Rosenthal.

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